Exhibit 24

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

BLAKE S. BOSTWICK

Blake S. Bostwick does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the initial filing Registration Statement filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933 to register the Group (or Individual) Contingent Deferred Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2016.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

MARK W. MULLIN

Mark W. Mullin does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the initial filing Registration Statement filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933 to register the Group (or Individual) Contingent Deferred Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2016.

/s/ Mark W. Mullin
Mark W. Mullin
Director

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

DAVID SCHULZ

David Schulz does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the initial filing Registration Statement filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933 to register the Group (or Individual) Contingent Deferred Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2016.

/s/ David Schulz
David Schulz
Director and Vice President – Tax

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

MICHIEL VAN KATWIJK

Michiel van Katwijk does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the initial filing Registration Statement filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933 to register the Group (or Individual) Contingent Deferred Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2016.

/s/ Michiel van Katwijk
Michiel van Katwijk
Director, Senior Vice President,
Chief Financial Officer and Treasurer

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

JAY ORLANDI

Jay Orlandi does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the initial filing Registration Statement filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933 to register the Group (or Individual) Contingent Deferred Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2016.

/s/ Jay Orlandi
Jay Orlandi
Director, Secretary, General Counsel
and Senior Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KATHERINE A. SCHULZE

Katherine A. Schulze does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the initial filing Registration Statement filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933 to register the Group (or Individual) Contingent Deferred Annuity Contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of May, 2016.

/s/ Katherine A. Schulze
Katherine A. Schulze
Director, Deputy General Counsel
and Chief Compliance Officer